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                     BLACKROCK PROVIDENT INSTITUTIONAL FUNDS
                                  (the "Trust")

                        Supplement dated December 7, 2001
        To the Statement of Additional Information dated January 29, 2001

     The last paragraph under the "Investment Strategies, Risks and Policies - Municipal Obligations" section of the Trust's Statement of Additional Information is revised as follows:

          Before purchasing a tax-exempt derivative for such Funds, the Adviser is required by the Funds' procedures to conclude that the tax-exempt security and the supporting short-term obligation involve minimal credit risks and are Eligible Securities under the Funds' Rule 2a-7 procedures. In evaluating the creditworthiness of the entity obligated to purchase the tax-exempt security, the Adviser will review periodically the entity's relevant financial information.